UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2003

                              Quotesmith.com, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                       0-26781                36-3299423
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(State or other jurisdiction         (Commission File          (IRS Employer
      of incorporation)                   Number)            Identification No.)

8205 South Cass Avenue, Darren, Illinois                             60561
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code  630-515-0170

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12).

      In accordance with Securities Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure."

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On October 29, 2003, we announced our earnings for the quarter and nine months ended September 30, 2003. The press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               QUOTESMITH.COM, INC.

DATED:  October 29, 2003                       By: /s/ Phillip A. Perillo
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                                                       Phillip A. Perillo
                                                       Senior Vice President and
                                                       Chief Financial Officer